1Q23 EARNINGS REPORT PennyMac Mortgage Investment Trust April 2023

FORWARD LOOKING STATEMENTS 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates, housing, and prepayment rates; future loan originations and production; future loan delinquencies, defaults and forbearances; future investment strategies, future earnings and return on equity as well as other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in interest rates; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; the degree and nature of the Company’s competition; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; our substantial amount of indebtedness; the performance, financial condition and liquidity of borrowers; our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, defaults and forbearances and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to detect misconduct and fraud; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such agencies or entities; legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes; changes in governmental regulations, accounting treatment, tax rates and similar matters; the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as market-driven value changes that provide a meaningful perspective on the Company’s business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

3 3 Note: All figures are for 1Q23 or as of 3/31/23 (1) Net income attributable to common shareholders includes a tax benefit of $22 million (2) EPS = earnings per share; CRT = credit risk transfer; MSR = mortgage servicing rights; GSE = government-sponsored enterprise; UPB = unpaid principal balance (3) Excludes $39 million of market-driven value gains in the credit sensitive strategies and $37 million of market-driven value losses in the interest rate sensitive strategies – see slide 12 (4) Excludes $4 billion in UPB of conventional loan production which was for PFSI’s account FIRST QUARTER HIGHLIGHTS Net income attributable to common shareholders(1) $50mm 1Q23 Results Diluted EPS(2) $0.50 Return on common equity 14% Book value per share $15.96 Dividend and Other CREDIT SENSITIVE STRATEGIES INTEREST RATE SENSITIVE STRATEGIES CORRESPONDENT PRODUCTION Pretax income $57mm Pretax income $2mm PMT conventional correspondent production volume (UPB)(2)(4) $7bn Fair value of organically-created CRT(2) investments $1.1bn Correspondent seller relationships 771 Pretax income New MSR(2) investments $101mm Fair value of MSR investments $4.0bn $(7)mm Pretax income excluding market-driven value changes(3) $18mm Pretax income excluding market-driven value changes(3) $30mm Strong performance from PMT’s credit sensitive strategies and income excluding the impacts of market-driven fair value changes was partially offset by fair value declines in PMT’s interest rate sensitive strategies Shares repurchased 0.6mm Dividend per common share $0.40 New investments in GSE(2) CRT $12mm

4 ORIGINATION MARKET HAS DECLINED MEANINGFULLY U.S. Mortgage Origination Market(1) ($ in trillions) Mortgage Rates Remain High Third party forecasts for 2023 originations range from $1.6 to $1.8 trillion, down meaningfully from 2022 originations Excess industry capacity established in recent years continues to be reduced by market participants, albeit at a slow pace Average quarterly originations for the remainder of 2023 are expected to be meaningfully higher than in 1Q23 Mortgage REITs with diversified investment portfolios, efficient cost structures and strong risk management practices such as PMT are best-positioned to manage through the volatility presented by the current market environment (1) Actual originations: Inside Mortgage Finance (IMF). Forecast originations: Average of Mortgage Bankers Association (4/17/23) and Fannie Mae (4/10/23) forecasts (2) Freddie Mac Primary Mortgage Market Survey 6.39% as of 4/20/23 (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30-Year Fannie Mae or Freddie Mac Par Coupon (MTGEFNCL) Index (2) (3)

Quarterly volumes expected to increase from current, seasonally-low levels, though we expect to continue actively managing PMT’s equity allocation through conventional correspondent loan sales to PFSI Correspondent channel has historically been a larger percentage of total originations in purchase-oriented markets PMT’s acquisitions were 94% purchase loans in 1Q23 More correspondents seeking to sell loans to aggregators due to reduced profitability Well-positioned given PMT’s leadership in the channel Additional opportunities driven by the exit of channel participants Sensitivity of MSR value has declined given significant reduction in prepayment speeds at higher interest rates Increased visibility with respect to the Federal Reserve’s projected terminal rate Strong contribution from placement fee income due to higher short-term rates Custodial funds managed for PMT’s portfolio totaled $2.3 billion at March 31, 2023 Earnings rate generally fluctuates with changes in the Federal Funds rate Underlying performance over time expected to be supported by PFSI's industry-leading servicing capabilities, including proprietary servicing technology Credit spreads have continued tightening thus far in 2Q23, driving opportunity in the structured product markets Realized losses on PMT’s organically-created CRT investments expected to be limited despite economic conditions 60+ day delinquency rate in PMT’s CRT investments of 1.2% as of 3/31/23 Credit profiles of borrowers with loans in PMT’s CRT investments are strong Unemployment remains low at 3.5%(1) Strong embedded home price appreciation since 2015, when PMT began investing in CRT Weighted average current LTVs of 53.8% as of 3/31/23 5 IMPACT OF CURRENT MARKET ENVIRONMENT ON PMT’S BUSINESSES Credit Sensitive Strategies Interest Rate Sensitive Strategies Correspondent Production (1) Bureau of Labor Statistics, March 2023

6 Credit Sensitive Strategies Prevailing market conditions have created investment opportunities in government-sponsored enterprise (GSE) issued CRT (CAS and STACR bonds) with attractive expected returns PMT invested $12 million in recently issued floating rate GSE CRT bonds in 1Q23 and invested an additional $43 million in GSE CRT bonds after quarter end Interest Rate Sensitive Strategies PMT expects to increase sales of conventional correspondent loans to PFSI in 2Q23 as it actively manages its capital deployment among other attractive opportunities PMT invested $9 million in fixed rate bonds from a senior tranche of a recently completed jumbo securitization after quarter end Evaluating opportunities to purchase bulk MSRs with low coupons, stable cash flows and low expected prepayment activity Share Repurchases Remains an attractive use of capital when PMT’s share price is well below book value per share CAPITAL DEPLOYMENT OUTLOOK FOR PMT PMT’s Equity Allocation – 1Q23 100% = $2.0 billion Actively managing PMT’s equity allocation through conventional correspondent loan sales to PFSI PMT’s equity allocation to the interest rate sensitive strategies decreased to 58% in 1Q23 from 66% in 4Q22 PMT’s equity allocation to the credit sensitive strategies increased to 24% in 1Q23 from 22% in 4Q22

7 RUN-RATE RETURN POTENTIAL FROM PMT’S INVESTMENT STRATEGIES Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics, and loss treatment for CRT transactions), and does not contemplate market-driven value changes other than realization of cash flows and hedge costs, or significant changes or shocks to current market conditions; actual results may differ materially (1) Equity allocated represents management’s internal allocation; certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment (2) Primarily includes opportunistic investments in GSE CRT (3) ROE calculated as a percentage of segment equity (4) ROE calculated as a percentage of total equity Represents the average annualized return and quarterly earnings potential PMT expects from its strategies over the next four quarters Reflects performance expectations in the current mortgage market Return potential of PMT’s organically-created investments in GSE CRT improved slightly from the prior quarter primarily due to the issuance of CRT term notes in April Similar expected returns on MSRs reflecting low and relatively stable expected prepayment speeds Decreased equity allocated to correspondent production driven by a higher percentage of conventional correspondent loans expected to be sold to PFSI in future periods Return on equity potential in correspondent production has increased due to an expected increase in the proportion of higher-margin delivery methods and increased sourcing fees

8 CORRESPONDENT PRODUCTION HIGHLIGHTS Note: May not sum due to rounding (1) For all government loans and conventional loans sourced for PFSI, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee to PFSI (2) Conventional conforming interest rate lock commitments for PMT’s own account (3) Based on funded loans subject to fulfillment fees Correspondent acquisitions in 1Q23 totaled $20.2 billion in UPB, down 3% Q/Q and 10% Y/Y Relatively stable volumes despite a significantly smaller origination market 53% conventional loans; 47% government loans Conventional conforming acquisitions of $10.7 billion in UPB, essentially unchanged Q/Q and up 9% Y/Y $4.1 billion in UPB was for PFSI’s account Government acquisitions of $9.5 billion in UPB, down 6% Q/Q and 26% Y/Y Correspondent lock volume was $21.7 billion in UPB, down 5% Q/Q and 4% Y/Y $3.8 billion in UPB of conventional loans was for PFSI’s account New correspondent seller relationships added were offset by consolidation in the channel To actively manage its allocation of capital, with consideration given to expected opportunities in the market, in 2Q23 PMT expects to increase the percentage of conventional correspondent loans sold to PFSI Pennymac remains the largest correspondent aggregator in the U.S. April acquisitions are estimated to be $6.3 in UPB; locks are estimated to be $6.8 in UPB Correspondent Production Volume and Mix (UPB in billions) (1)

9 TRENDS IN MSR INVESTMENTS MSR Investments ($ in millions) MSR assets were $4.0 billion as of March 31st, down slightly from December 31st Fair value declines and runoff from prepayments partially offset by newly originated MSR investments of $101 million UPB underlying PMT’s MSR investments increased to $231.6 billion from $230.0 billion at December 31st, 2022 (1) (1) Owned MSR portfolio and excludes loans acquired for sale at fair value

10 DELINQUENCY TRENDS AND SERVICING ADVANCES OUTSTANDING Overall mortgage delinquency rates have returned to pre-pandemic levels Servicing advances outstanding for PMT’s MSR portfolio were approximately $121 million at March 31, 2023, down from $178 million at December 31, 2022 No P&I advances are outstanding as prepayment activity remains sufficient to cover remittance obligations to the GSEs Historical Trends in Delinquency and Foreclosure Rates(1) Note: Figures may not sum due to rounding (1) Owned MSR portfolio and includes loans acquired for sale at fair value; delinquency and foreclosure rates based on UPB; as of 3/31/23, the UPB of mortgage servicing rights owned by PMT and loans held for sale totaled $236 billion

11 TRENDS IN PMT’S UNIQUE INVESTMENTS IN GSE CREDIT RISK TRANSFER Fair value of PMT’s organically-created CRT investments was essentially unchanged from December 31, 2022 as fair value gains offset runoff from prepayments The 60+ day delinquency rate decreased slightly from December 31, 2022 Cumulative lifetime losses increased slightly; we ultimately expect realized losses over the life of these investments to be limited given the substantial build up of equity for underlying borrowers due to home price appreciation in recent years (1) The fair value of PMT’s organically created GSE CRT investments is reflected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable (2) UPB includes modified loans active as of 3/31/23; modified loans are not included for prior periods; weighted average FICO and LTV metrics at origination for the population of loans remaining as of the date presented; delinquent loans includes delinquent loans on forbearance plans; current LTVs were refreshed using the latest home price information available as of the reporting period ($ in millions) Organically-Created GSE CRT Investments(1)

12 FIRST QUARTER RESULTS AND RETURN CONTRIBUTIONS BY STRATEGY Note: Amounts may not sum due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses; some of the income associated with the investment strategies may be subject to taxation (2) Categorization of income as market-driven value changes based on management assessment; income excluding market-driven value changes does not represent REIT taxable income and is a non-GAAP figure (3) Equity allocated represents management’s internal allocation; certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment (4) Includes legacy distressed loan portfolio and opportunistic investments in GSE CRT (5) ROE calculated as a percentage of total equity

13 HEDGING APPROACH CENTRAL TO PMT’S INTEREST RATE SENSITIVE INVESTMENTS PMT seeks to manage interest rate risk exposure on a “global” basis, recognizing interest rate sensitivities across its investment strategies In 1Q23, MSR fair value decreased slightly(1) Interest rates declined over the quarter, modestly increasing projected prepayment speeds Net fair value declines in Agency MBS, interest rate hedges and related tax impacts Agency MBS increased in fair value due to declining interest rates More than offset by interest rate hedge fair value declines which resulted in a benefit for income tax Hedging gains were impacted by $21 million in hedge costs, which were elevated due to significant interest rate volatility MSR Valuation Changes and Offsets ($ in millions) (1) Before recognition of realization of cash flows

14 $53mm CRT term notes due Oct 2024 14 CRT Financing MSR Financing PMT’S FLEXIBLE AND SOPHISTICATED FINANCING STRUCTURES Issued $235 million of new 2-year CRT term notes in April to finance CRT investments previously financed with securities repurchase agreements CRT term note originally due in March 2023 has been extended 2 years CRT term notes due in May 2023 and February 2024 can be extended for an additional two years at PMT’s discretion; all other term notes do not contain optional extensions CRT term notes do not contain mark-to-market (margin call) provisions Maturity profile of MSR term notes aligns more closely with the expected life of the MSR asset than short term borrowings Secured term notes originally due in April 2023 have been extended for 2-years Secured revolving bank financing lines provide flexibility to finance fluctuating MSR and advance balances $350mm FMSR term notes due March 2026 $305mm FMSR term notes due June 2027 $450mm FMSR term notes due April 2023 $292mm CRT term notes due Feb 2024 $57mm CRT term notes due Mar 2025 $238mm securities repurchase agreements $176mm CRT term notes due May 2023 $345mm 5.500% due March 2026 $210mm 5.500% due November 2024 Exchangeable Senior Notes Low, fixed interest rates First maturity of exchangeable senior notes in November 2024 Provides flexibility and complements asset-backed structures Financing capacity across multiple banks $1.6bn drawn Note: All figures are as of March 31, 2023

APPENDIX

16 PMT IS FOCUSED ON UNIQUE INVESTMENT STRATEGIES IN THREE SEGMENTS Leading acquirer and producer of conventional conforming mortgage loans Significant growth in market share over PMT’s more than 13-year history driven by operational excellence and high service levels Provides unique ability to produce investment assets organically Investments in credit risk on PMT’s high-quality loan production with ability to influence performance through active servicing supplemented by opportunistic investments in CRT bonds issued by the GSEs Approximately $24.8 billion in UPB of loans underlying PMT’s front-end GSE CRT investments at March 31, 2023 MSR investments created through the securitization of conventional correspondent loan production Hedged with Agency MBS and interest rate derivatives Strong track record and discipline in hedging interest rate risk Correspondent Production Interest Rate Sensitive Strategies Credit Sensitive Strategies

17 HISTORICAL EARNINGS, DIVIDENDS AND BOOK VALUE PER SHARE Repurchased 27.3 million common shares from 3Q15 through 1Q23 Issued 39.2 million common shares through underwritten common equity offerings and our ATM program in 2019 and 2020 (1) (1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period ROE(2): 13% 6% -9% -6% -7% -20% 0% -2% 14%

18 Average 30-year fixed rate mortgage(1) 6.42% 3.87% CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS Macroeconomic Metrics(3) Footnotes (1) Freddie Mac Primary Mortgage Market Survey. 6.39% as of 4/20/23 (2) U.S. Department of the Treasury. 3.53% as of 4/20/23 (3) 10-year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg Average 30-year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey Average secondary mortgage rate: 30-Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg U.S. home price appreciation: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index (SPCSUSA); data is as of 1/31/23 Residential mortgage originations are for the quarterly period ended; source: Inside Mortgage Finance 10-year Treasury Bond Yield(2) 3.47% 6.32%

In August 2022, the Federal Housing Finance Agency (FHFA) released updated eligibility standards for non-bank seller/servicers with a proposed effective date for most requirements of September 30, 2023 PennyMac Corp. (PMC) is a wholly-owned subsidiary of PennyMac Mortgage Investment Trust and is approved as a seller/servicer of mortgage loans by Fannie Mae and Freddie Mac 19 PMT IS IN EXCESS OF PROSPECTIVE REGULATORY CAPITAL AND LIQUIDITY REQUIREMENTS New FHFA Eligibility Requirements (Pro-Forma) Liquidity Capital Capital Ratio As of March 31, 2023 (in millions)

20 PMT’S INVESTMENT ACTIVITY BY STRATEGY DURING THE QUARTER Credit Sensitive Strategies Interest Rate Sensitive Strategies ($ in millions) (1) The fair value of PMT’s organically-created GSE CRT investments from is reflected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable (2) As discussed in Note 6 – Variable Interest Entities to our Quarterly Report on Form 10-K for the year ended December 31, 2022, we consolidate the assets and liabilities in the trust that issued the subordinate bonds; accordingly, this investment is shown as Loans at fair value and Asset-backed financing of variable interest entities on our consolidated balance sheet (3) Includes legacy distressed loan portfolio and opportunistic investments in GSE CRT; net new investments also reflect sales in performing and non-performing loans as a part of PMT’s strategy to exit the investments; includes $8.3 million in carrying value of real estate acquired in settlement of loans at 3/31/23 (4) MBS = Mortgage-backed securities; net new investments in Agency MBS represents rebalancing of the MBS portfolio (considered along with to be announced hedges in managing PMT’s interest rate risk) and runoff (5) Net new investments represents new investments net of sales, liquidations, and runoff

21 MSR ASSET VALUATION (1) Owned MSR portfolio and excludes loans acquired for sale at fair value

22 INTEREST RATE SENSITIVE STRATEGIES DESIGNED TO MITIGATE INTEREST RATE VOLATILITY Estimated Sensitivity to Changes in Interest Rates at 3/31/23 % change in PMT’s shareholders’ equity PMT’s interest rate risk exposure is managed on a “global” basis Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Contributes to stability of book value (1) Includes loans acquired for sale and IRLCs (net of associated hedges), Agency and Non-Agency MBS assets (2) Includes MSRs and hedges which includes or may include put and call options on MBS, Eurodollar futures, treasury futures, and exchange-traded swaps (3) Net exposure represents the net position of the “Long” assets and the MSRs and hedges (1) (2) (3) Gain in value with increasing rates Gain in value with decreasing rates MSRs Agency MBS Interest Rate Hedges

23 PERFORMANCE OF PMT’S ORGANICALLY-CREATED INVESTMENTS IN GSE CREDIT RISK TRANSFER INVESTMENTS IN 1Q23

24 BALANCE SHEET TREATMENT OF PMT’S ORGANICALLY-CREATED CREDIT RISK TRANSFER INVESTMENTS Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities Current cash collateralizing guarantee included in “Deposits securing credit risk transfer arrangements” Represents the fair value of expected future cash inflows related to assumption of credit risk net of expected future losses Fair value of non-recourse liability issued by CRT trusts; represents value of interest-only payment after the maturity of PMT’s investments

25 PMT’S ORGANICALLY-CREATED INVESTMENTS IN CREDIT RISK TRANSFER (1) FICO and LTV metrics at origination (2) Losses due to liquidation of reference pool collateral (3) Interest reduction due to modification of reference pool collateral (4) Loans eligible for loss reversal are included as of 3/31/23 (5) Losses included for loans eligible for reversal as of 3/31/23 (6) UPB includes modified loans that have incurred losses as of 3/31/23

26 CORRESPONDENT PRODUCTION ACQUISITIONS AND LOCKS BY PRODUCT Note: Figures may not sum due to rounding (1) PMT sells government-insured and guaranteed loans, and certain conventional loans that it purchases from correspondent sellers to PennyMac Loan Services, LLC, and earns a sourcing fee and interest income for its holding period; PMT does not pay a fulfillment fee for government-insured or guaranteed loans or conventional loans subsequently sold to PFSI

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